SilverBow Resources Investor Presentation Closing of Chesapeake Acquisition and Guidance Update November 2023 Exhibit 99.2

Investor Presentation Forward-Looking Statements CAUTIONARY NOTE Regarding Potential Reserves Disclosures – Current SEC rules regarding oil and gas reserve information allow oil and gas companies to disclose proved reserves, and optionally probable and possible reserves that meet the SEC’s definitions of such terms. In this presentation, we refer to “IP” (initial production rates) or other descriptions of volumes potentially recoverable, which in addition to reserves generally classifiable as probable and possible include estimates of reserves that do not rise to the standards for possible reserves, and which SEC guidelines strictly prohibit us from including in filings with the SEC. Investors are urged to consider closely the oil and gas disclosures in our Form 10-K and other reports and filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to greater risk. THIS PRESENTATION has been prepared by the Company and includes market data and other statistical information from sources believed by it to be reliable, including peer company public disclosure, independent industry publications, government publications or other published independent sources. Some data is also based on the Company’s good faith estimates, which is derived from its review of internal sources as well as the independent sources described above. Although the Company believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness. THIS PRESENTATION includes information regarding our current drilling and completion costs and historical cost reductions. Future costs may be adversely impacted by increases in oil and gas prices which results in increased activity. THIS PRESENTATION references non-GAAP financial measures, such as EBITDA, Adjusted EBITDA, Leverage Ratio, Cash General and Administrative Expenses, Free Cash Flow, Net Debt to EBITDA and PV-10. SilverBow believes these metrics and performance measures are widely used by the investment community, including investors, research analysts and others, to evaluate and useful in comparing investments among upstream oil and gas companies in making investment decisions or recommendations. These measures, as presented, may have differing calculations among companies and investment professionals and may not be directly comparable to the same measures provided by others. A non-GAAP measure should not be considered in isolation or as a substitute for the related GAAP measure or any other measure of a company’s financial or operating performance presented in accordance with GAAP. Please see the Appendix to this presentation for more information regarding the non-GAAP measures in this presentation. Non-GAAP measures should not be considered in isolation or as a substitute for related GAAP measures or any other measure of a Company’s financial or operating performance presented in accordance with GAAP. THIS PRESENTATION includes information regarding SilverBow’s PV-10 as of 12/31/22 using NYMEX pricing as of 9/30/23, except as otherwise indicated. We also include information regarding the Chesapeake South Texas asset’s PV-10 as of 2/1/23 using strip pricing as of 9/30/23. PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company’s calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company’s calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC. THE PRESENTATION MATERIAL INCLUDED herein which is not historical fact constitutes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements, opinions, forecasts, scenarios and projections relate to, among other things, the long-term objectives of SilverBow Resources, Inc. (“SilverBow” or the “Company”), anticipated benefits of the acquisition from SilverBow’s acquisition of Chesapeake’s oil and gas assets in South Texas (the “Chesapeake South Texas assets”), estimates of future commodity prices and operating and capital costs and expenditures, services costs, impact of inflation, levels and costs of drilling activity, free cash flow and cash flows, Adjusted EBITDA, future productions and reserves, including the present value thereof, of the Company and the Chesapeake South Texas assets, estimated liquidity, leverage ratio, availability of capital and return of capital and assumptions as to future hydrocarbon prices, operating results, internal rates of return, net asset values, drilling schedules and potential growth rates of reserves and productions, all of which are forward-looking statements. These forward-looking statements are generally accompanied by words such as “could,” “believe,” “anticipate,” “intend,” “estimate,” “budgeted,” “guidance,” “forecast,” “expect,” “may,” “continue,” “potential,” “plan,” “project,” “should” and similar expressions, although not all forward-looking statements, contain such identifying words. Although SilverBow believes that such forward-looking statements are reasonable, the matters addressed represent management's expectations or beliefs concerning future events, and it is possible that the results described in this presentation will not be achieved. These forward-looking statements are based on current expectations and assumptions and are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from the results and long-term strategic objectives discussed in the forward-looking statements, including among other things: further actions by the members of the Organization of the Petroleum Exporting Countries, Russia and other allied producing countries with respect to oil production levels and announcements of potential changes in such levels; volatility in natural gas, oil and NGL prices; ability to obtain permits and government approvals; our borrowing capacity, future covenant compliance; cash flow and liquidity, including our ability to satisfy our short- or long-term liquidity needs; amount, nature and timing of capital expenditures; timing, cost and amount of future production of oil and natural gas; availability and cost for transportation and storage of oil and natural gas; general economic and political conditions, including inflationary pressures, interest rates, a general economic slowdown or recession, instability in financial institutions, political tensions and war; the severity and related duration of world health events, including health crises and pandemics and related disruptions and operational challenges; our ability to execute on strategic initiatives; risk management activities, including hedging strategy; counterparty and credit market risk; pending legal and environmental matters, including potential impacts on our business related to climate change and related regulations; actions by third parties, including customers, service providers and shareholders; current and future governmental regulation and taxation of the oil and natural gas industry; and other factors discussed in the Company’s reports filed with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2022 (“Form 10-K”), and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements. We undertake no obligation to publicly release the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of the presentation or to reflect the occurrence of unanticipated events, except as required by law.

SBOW
LISTED
NYSE

Transformative Acquisition Closed

- **SilverBow has closed the acquisition of Chesapeake's remaining South Texas assets**
  - $700 million purchase price, comprised of a $650 million upfront cash payment paid at closing and an additional $50 million deferred cash payment, subject to customary adjustments
  - Adds ~42,000 net acres in Dimmit and Webb counties across the highly prolific, liquids-rich window
  - Production of 32 MBoe/d (~60% oil/NGLs) for 3Q23; ~$980 million of PD PV-10 reserves value[1]
  - 300 high return locations across Austin Chalk and Eagle Ford which immediately compete for capital
  - Borrowing base increased to $1.2 billion and second lien notes upsized to $500 million

EAGLE FORD AVERAGE DAILY PRODUCTION[2]

SBOW is the largest public pure-play Eagle Ford operator


(MBoe/d)
300
200
100
0
MURPHY
Crescent Energy
devon
SM ENERGY
MAGNOLIA
BAYTEX
SilverBow
MarathonOil
eog
ConocoPhillips

Note: Consideration for the purchase was funded with cash on hand, borrowings under the credit facility and proceeds from the sale of additional second lien notes. Chesapeake may also receive up to $50 million in additional contingent cash consideration based on future commodity prices

(1) Based on management's estimates of reserve volumes and values based on a 2/1/23 effective date and NYMEX strip pricing as of 9/30/23

(2) Eagle Ford operator production data based on most recent public disclosure; SilverBow based on midpoint of 2024 production guidance

Investor Presentation 3 11/30/2023

SBOW
LISTED
NYSE

Track Record of South Texas Acquisitions



Eagle Ford Shale Play
Black Oil
Volatile Oil
Condensate
Wet Gas
Dry Gas
Dimmit
Frio
La Salle
Duval
Bee
SilverBow
Acquired Assets
San Isidro
Post Oak
Teal
SandPoint
Sundance
Arkoma
Conoco
Chesapeake

Acquisition Highlights[1]

Key Statistic	San Isidro	Post Oak	Teal	SandPoint	Sundance	Arkoma	Conoco	Chesapeake	Total
Closed Date	Aug-21	Oct-21	Nov-21	May-22	Jun-22	Aug-22	Oct-22	Nov-23	--
Total Consideration ($MM)	~$24 (cash & stock)	~$33 (all stock)	~$75 (cash & stock)	~$71 (cash & stock)	~$354 (cash & stock)	~$35 (cash)	~$87 (cash)	~$700 (cash)	~$1,400 (cash & stock)
Net Acres	848	41,000	17,000	26,600	39,000	500	5,000	42,000	~172,000
Net Production (Boe/d)	~1,667 (Apr-21)	~1,580 (Jun-21)	~2,500 (May-21)	~4,650 (May-22)	~11,100 (Jan-22)	~1,480 (Mar-22)	~1,100 (Jun-22)	~32,000 (3Q23)	~56,000
Production Mix	100% gas	39% liquids	71% liquids	30% liquids	84% liquids	100% gas	44% oil	60% liquids	58% liquids
PDP Wells (WI / NRI)	12 (16%/12%)	21 (100%/75%)	111 (56%/42%)	18 (96%/72%)	239 (83%/64%)	6 (80%/75%)	64 (70%/62%)	~500 (60%/44%)	~971
Net Locations	17	25+ oil / 75+ gas	100+	~44	~155	5	43	~300	~764

(1) Figures based on acquisition announcement

Investor Presentation 4 11/30/2023

Investor Presentation Contiguous Acreage Allows For Development Flexibility Note: As of 9/30/23 inclusive of recently acquired South Texas assets. Commodity mix based on remaining inventory Note: 2023 Capex reflects D&C capital only Note: Gross locations per management estimate, includes all reserve categories Webb County Gas Net Acres: 19,000 WI: 73% % Gas: 100% Gross Locations: 200 171 Producing Wells Central Oil Net Acres: 54,000 WI: 98% % Liquids: 87% Gross Locations: 260 396 Producing Wells Southern Eagle Ford Net Acres: 59,000 WI: 98% % Gas: 74% Gross Locations: 20 72 Producing Wells Eastern Extension Net Acres: 17,000 WI: 99% % Liquids: 73% Gross Locations: 125 73 Producing Wells B C D E SBOW has assembled 10+ years of core inventory across balanced commodity mix A Western Condensate Net Acres: 73,000 WI: 70% % Liquids: 66% Gross Locations: 415+ 623 Producing Wells E B ~222,000 Net Acres C D Webb La Salle McMullen Live Oak Karnes Frio Atascosa Gonzales Lavaca De Witt Fayette Dimmit Zavala Duval A Acreage position ~84% HBP

Note: Guidance includes recently acquired South Texas assets Investor Presentation Preliminary 2024 Outlook 2024 program expected to deliver growth, free cash flow and debt reduction Three drilling rigs One dedicated frac crew Fully utilized frac spread drives greater operational efficiencies OIL PRODUCTION Significant growth year-over-year FREE CASH FLOW Peer-leading FCF yield BALANCE SHEET Debt reduction & liquidity expansion OPERATIONAL FLEXIBILITY Allocate capital to highest returns ASSET INTEGRATION Cost efficiency and sustainability Balanced commodity exposure and flexible capital allocation $550-$580 MM Capex Budget

Pathway to Scale Through Drillbit & Acquisitions

SBOW
LISTED
NYSE

Production Over Time(1)


(MMcfe/d)
213
551 - 611
SilverBow RESOURCES
2Q21
SAN ISIDRO DEVELOPMENT COMPANY, L.C.
POST OAK ENERGY CAPITAL
TEAL
SANDPOINT RESOURCES LLC
SUNDANCE energy
Arkoma Drilling
ConocoPhillips
CHESAPEAKE ENERGY
SilverBow RESOURCES
2024E

Growing Through Acquisitions


Inventory
(Gross Locations)
~1,000
+150%
411
2Q21
3Q23


Oil Production
(Bbls/d)
25,000
+800%
2,745
2Q21
2024E


PD PV-10
($BN)
$2.4 (3)
+275%
$0.6 (2)
2Q21
3Q23

SilverBow has achieved a step change in scale through acquisitions over last 2 years

(1) Figures based on acquisition announcement. 2024E based on SilverBow production guidance
(2) SilverBow reserves and PV-10 as of 12/31/20 and based on $60.00/Bbl and $3.00/MMBtu
(3) Inclusive of recently acquired South Texas assets. SilverBow reserves and PV-10 as of 12/31/22 at 9/30/23 strip pricing; Chesapeake South Texas reserves and PV-10 as of 2/1/23 at 9/30/23 strip pricing

Investor Presentation 7 11/30/2023

Financial Discipline is Integral to Strategy

SBOW LISTED NYSE

- **Revolving Credit Facility (due Oct-26)**
  - $1.2 billion borrowing base
  - $751 million outstanding(1)
  - SOFR + 2.75%-3.75%
  - 13 banks led by J.P. Morgan
  - Total Debt / LTM Adjusted EBITDA <3.0x
- **Second Lien Facility (due Dec-28)**
  - $500 million outstanding(1)
  - SOFR + 7.75% with 2% SOFR floor
  - NC-1, 103, 102, 101, par thereafter until maturity
  - Net Debt / LTM Adjusted EBITDA <3.25x
- **Common Equity**
  - "SBOW" stock symbol and listed on NYSE
  - 25.4 million shares as of 10/27/23

Debt Maturity Schedule(1)

No near-term debt maturities



($MM)
$1,200
$1,000
$800
$600
$400
$200
$0
Undrawn at 11/30
$449
$751
$500
2nd Lien
Credit Facility
2023
2024
2025
2026
2027
2028

~$500 million of estimated liquidity at YE23

Expect to continue to reduce revolver borrowings and leverage ratio

Note: Borrowing base amount reflects latest redetermination
(1) Credit facility drawn and second lien outstanding as of 11/30/23

Investor Presentation 8 11/30/2023

Investor Presentation 2023 Guidance and Preliminary 2024 Note: Table represents as-reported figures FY23 FCF raised to $40-$60 million; meaningful FCF expected in 2024

Investor Presentation Definition of Non-GAAP Financial Measures Adjusted EBITDA: The Company presents Adjusted EBITDA attributable to common stockholders in addition to reported net income (loss) in accordance with GAAP. Adjusted EBITDA is calculated as net income (loss) plus (less) depreciation, depletion and amortization, accretion of asset retirement obligations, interest expense, net losses (gains) on commodity derivative contracts, amounts collected (paid) for commodity derivative contracts held to settlement, income tax expense (benefit); and share-based compensation expense. Adjusted EBITDA excludes certain items that SilverBow believes affect the comparability of operating results, including items that are generally non-recurring in nature or whose timing and/or amount cannot be reasonably estimated. Adjusted EBITDA is used by the Company's management and by external users of SilverBow's financial statements, such as investors, commercial banks and others, to assess the Company's operating performance as compared to that of other companies, without regard to financing methods, capital structure or historical cost basis. It is also used to assess SilverBow's ability to incur and service debt and fund capital expenditures. Adjusted EBITDA should not be considered an alternative to net income (loss), operating income (loss), cash flows provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Adjusted EBITDA is important as it is considered among the financial covenants under the Company's First Amended and Restated Senior Secured Revolving Credit Agreement with JPMorgan Chase Bank, National Association, as administrative agent, and certain lenders party thereto (as amended, the “Credit Agreement” and the borrowing facility provided thereby), a material source of liquidity for SilverBow. Please reference the Form 10-K and subsequent reports on Form 8-K for discussion of the Credit Agreement and its covenants. Adjusted EBITDA for Leverage Ratio: In accordance with the Leverage Ratio calculation for the Credit Agreement, the Company makes certain adjustments to its calculation of Adjusted EBITDA. Adjusted EBITDA for Leverage Ratio is calculated as Adjusted EBITDA (defined above) plus pro forma EBITDA contributions related to closed acquisitions. The Company believes that Adjusted EBITDA for Leverage Ratio is useful to investors because it reflects the last twelve months EBITDA used by the administrative agent for the Credit Facility in the calculation of its leverage ratio covenant. Cash General and Administrative Expenses: Cash G&A expenses is a non-GAAP measure calculated as net general and administrative costs less share-based compensation. The Company reports cash G&A expenses because it believes this measure is commonly used by management, analysts and investors as an indicator of cost management and operating efficiency on a comparable basis from period to period. In addition, SilverBow believes cash G&A expenses are used by analysts and others in valuation, comparison and investment recommendations of companies in the oil and gas industry to allow for analysis of G&A spend without regard to stock-based compensation which can vary substantially from company to company. Cash G&A expenses should not be considered as an alternative to, or more meaningful than, total G&A expenses. The Company has provided forward-looking Cash G&A expenses estimate; however, SilverBow is unable to provide a quantitative reconciliation of this forward-looking non-GAAP measure to the most directly comparable forward-looking GAAP measure because the items necessary to estimate such forward-looking GAAP measure are not accessible or estimable at this time without unreasonable efforts. The reconciling items in future periods could be significant. Free Cash Flow and Free Cash Flow Yield: Free cash flow is calculated as Adjusted EBITDA (defined above) plus (less) monetized derivative contracts, cash interest expense, capital expenditures and current income tax (expense) benefit. The Company believes that free cash flow is useful to investors and analysts because it assists in evaluating SilverBow's operating performance, and the valuation, comparison, rating and investment recommendations of companies within the oil and gas industry. Free cash flow yield is calculated by taking free cash flow divided by the market capitalization of the Company at a given date. Free cash flow should not be considered an alternative to net income (loss), operating income (loss), cash flows provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. The Company has provided forward-looking free cash flow estimates; however, SilverBow is unable to provide a quantitative reconciliation of these forward-looking non-GAAP measures to the most directly comparable forward-looking GAAP measure because the items necessary to estimate such forward-looking GAAP measure are not accessible or estimable at this time without unreasonable efforts. The reconciling items in future periods could be significant. Total Debt to Adjusted EBITDA (Leverage Ratio): Leverage Ratio is calculated as total debt, defined as long-term debt excluding unamortized discount and debt issuance costs, divided by Adjusted EBITDA (defined above) for the most recently completed 12-month period. The Company has provided a forward-looking Leverage Ratio estimate; however, SilverBow is unable to provide a quantitative reconciliation of this forward-looking non-GAAP measure to the most directly comparable forward-looking GAAP measure because the items necessary to estimate such forward-looking GAAP measure are not accessible or estimable at this time without unreasonable efforts. The reconciling items in future periods could be significant. PV-10: PV-10 is a non-GAAP measure that represents the estimated future net cash flows from estimated proved reserves discounted at an annual rate of 10 percent before giving effect to income taxes. PV-10 is most comparable to the Standardized Measure which represents the discounted future net cash flows of the after-tax estimated future cash flows from estimated proved reserves discounted at an annual rate of 10 percent, determined in accordance with GAAP. The Company uses non-GAAP PV-10 value as one measure of the value of its estimated proved reserves and to compare relative values of proved reserves amount exploration and production companies without regard to income taxes. Management believes PV-10 value is a useful measure for comparison of proved reserve values among companies because, unlike standardized measure, it excludes future income taxes that often depend principally on the characteristics of the owner of the reserves rather than on the nature, location and quality of the reserves themselves. The Company has provided a PV-10 estimate; however, SilverBow is unable to provide a quantitative reconciliation of this non-GAAP measure to the most directly comparable GAAP measure because the items necessary to estimate such GAAP measure are not accessible or estimable at this time without unreasonable efforts. The reconciling items in future periods could be significant.

Corporate Information CORPORATE HEADQUARTERS SilverBow Resources, Inc. 920 Memorial City Way, Suite 850 Houston, Texas 77024 (281) 874-2700 or (888) 991-SBOW www.sbow.com CONTACT INFORMATION Jeff Magids Vice President of Finance & Investor Relations (281) 423-0314 IR@sbow.com Chris Denison Finance Associate (281) 423-0304 IR@sbow.com SBOWay Investor Presentation